UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 11, 2006 (May 8, 2006)

Winner Medical Group Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-16547	33-0215298
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Winner Industrial Park, Bulong Road
Longhua, Shenzhen City, 518109
People’s Republic of China
(Address of Principal Executive Offices)

(86-755) 28138888
Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION  OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On May 8, 2006 the Board of Directors of Winner Medical Group Inc. (the “Company”), in accordance with Section 3.2 of the Company’s Amended and Restated Bylaws, increased the size of the board of directors of the Company from 2 to 5 and elected Larry Goldman, CPA, Richard B. Goodner, Esq., and Dr. Horngjon Shieh (the “Independent Directors”) as directors of the Company to fill the vacancies created by such increase, each to serve on the Board of Directors as an “independent director” as defined by Rule 4200(a)(15) of the Marketplace Rules of The Nasdaq Stock Market, Inc. (the “Nasdaq Marketplace Rules”).

Thereafter, the entire Board of Directors, including the Independent Directors, determined that Larry Goldman, CPA possess accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of Rule 4350(d)(2)(A) of the Nasdaq Marketplace Rules and that he is an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission.

On May 8, 2006, the Company entered into separate Independent Director’s Contracts and Indemnification Agreements with each of the Independent Directors. Under the terms of the Independent Director’s Contracts, Mr. Goldman is entitled to $30,000, Mr. Goodner is entitled to $20,000 and Dr. Shieh is entitled to $12,000 as compensation for the services to be provided by them as Independent Directors, and as chairpersons of various board committees, as applicable. The Company also agreed to grant to Mr. Goldman and Mr. Goodner options to purchase up to 10,000 shares of the common stock of the Company for their first year of service. These options shall be vested in equal installments on a quarterly basis, shall have a term of three (3) years from the grant date and have an exercise price equal to the fair market value on the grant date. Under the terms of the Indemnification Agreements, the Company agreed to indemnify the Independent Directors against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the Independent Directors in connection with any proceeding if the Independent Director acted in good faith and in the best interests of the Company. This brief description of the terms of the Independent Director’s Contracts and Indemnification Agreements is qualified by reference to the provisions of the agreements attached to this report as Exhibits 10.1 through 10.6.

Larry Goldman, CPA is a certified public accountant and currently serves as the Chief Financial Officer of WinWin Gaming, Inc. Prior to his employment with WinWin Gaming, Inc., Mr. Goldman was a partner with Livingston Wachtell & Co., CPA’s where he has acted as an auditor for several publicly traded companies in a variety of industries.

Richard B. Goodner, Esq. has served as Vice President - Legal Affairs and General Counsel of U.S. Home Systems, Inc. since June 2003. From 1997 to June 2003, he was a partner in the Dallas, Texas law firm of Jackson Walker, L.L.P. He also serves as a director of China BAK Battery, Inc. Mr. Goodner has practiced in the area of corporate and securities law for over 35 years and has represented numerous public and private companies in a range of general corporate and securities matters.

Dr. Horngjon Shieh has served as an Assistant Professor at the City University of Hong Kong for the past 7 years where he has teaching experience in Enterprise Resource Planning, Accounting Information Systems, Accounting Information Systems Security and Control, Financial Accounting, Managerial Accounting, Financial Management, Financial Statement Analysis, International Accounting, and International Financial Statement Analysis and research experience in international accounting, information content and usefulness of financial statements, corporate governance, as well as disclosure requirements and capital market access.

ITEM 5.03 AMENDMENTS TO THE REGISTRANT’S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

On May 9, 2006, the Board of Directors of the Company adopted a new Code of Ethics that applies to all of its directors, officers and employees, including its principal executive officer, principal financial officer, and principal accounting officer.  The new code replaces the prior code of ethics of the Company that applied only to its principal executive officer, principal financial officer, principal accounting officer or controller and any person who performed similar functions, and addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, confidentiality, trading on inside information, and reporting of violations of the code.  A copy of the Code of Ethics is attached to this report as Exhibit 14.1 and is incorporated herein by reference. The Code of Ethics will also be posted on the corporate governance page of the Company’s website at www.winnermedical.com as soon as practicable.

ITEM 7.01. REGULATION FD DISCLOSURE

The Company intends to provide a presentation to prospective investors on a non-confidential basis. A copy of the summary of the presentation is attached to this report as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01 OTHER EVENTS

On May 9, 2006, the Board of Directors of the Company established an Audit Committee, a Governance and Nominating Committee and a Compensation Committee and appointed each of the Independent Directors to each committee. Mr. Goldman was appointed to serve as the Chair of the Audit Committee, Mr. Goodner was appointed to serve as the Chair of the Governance and Nominating Committee, and Dr. Shieh was appointed to serve as the Chair of the Compensation Committee. Copies of the Audit Committee Charter, the Governance and Nominating Committee Charter, and the Compensation Committee Charter are attached to this report as Exhibits 99.2, 99.3 and 99.4, respectively, and are incorporated herein by reference. Each committee charter will also be posed on the corporate governance page of the Company’s website at www.winnermedical.com as soon as practicable.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits

Exhibit Number	Description of Exhibit
10.1	Winner Medical Group Inc. Independent Director’s Contract, dated as of May 8, 2006, by and between Winner Medical Group Inc. and Larry Goldman, CPA
10.2	Winner Medical Group Inc. Independent Director’s Contract, dated as of May 8, 2006, by and between Winner Medical Group Inc. and Richard B. Goodner, Esq.
10.3	Winner Medical Group Inc. Independent Director’s Contract, dated as of May 8, 2006, by and between Winner Medical Group Inc. and Dr. Horngjon Shieh
10.4	Indemnification Agreement, dated as of May 8, 2006, by and between Winner Medical Group Inc. and Larry Goldman, CPA
10.5	Indemnification Agreement, dated as of May 8, 2006, by and between Winner Medical Group Inc. and Richard B. Goodner, Esq.
10.6	Indemnification Agreement, dated as of May 8, 2006, by and between Winner Medical Group Inc. and Dr. Horngjon Shieh
14.1	Code of Ethics of Winner Medical Group Inc.
99.1	Summary of presentation to prospective investors, dated May 16, 2006
99.2	Winner Medical Group Inc. Audit Committee Charter
99.3	Winner Medical Group Inc. Governance and Nominating Committee Charter
99.4	Winner Medical Group Inc. Compensation Committee Charter

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Winner Medical Group Inc.

Date: May 11, 2006
/s/ Jianquan Li
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Winner Medical Group Inc. Independent Director’s Contract, dated as of May 8, 2006, by and between Winner Medical Group Inc. and Larry Goldman, CPA
10.2	Winner Medical Group Inc. Independent Director’s Contract, dated as of May 8, 2006, by and between Winner Medical Group Inc. and Richard B. Goodner, Esq.
10.3	Winner Medical Group Inc. Independent Director’s Contract, dated as of May 8, 2006, by and between Winner Medical Group Inc. and Dr. Horngjon Shieh
10.4	Indemnification Agreement, dated as of May 8, 2006, by and between Winner Medical Group Inc. and Larry Goldman, CPA
10.5	Indemnification Agreement, dated as of May 8, 2006, by and between Winner Medical Group Inc. and Richard B. Goodner, Esq.
10.6	Indemnification Agreement, dated as of May 8, 2006, by and between Winner Medical Group Inc. and Dr. Horngjon Shieh
14.1	Code of Ethics of Winner Medical Group Inc.
99.1	Summary of presentation to prospective investors, dated May 16, 2006
99.2	Winner Medical Group Inc. Audit Committee Charter
99.3	Winner Medical Group Inc. Governance and Nominating Committee Charter
99.4	Winner Medical Group Inc. Compensation Committee Charter